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                   [INTERNATIONAL GAME TECHNOLOGY LETTERHEAD]

                                                                  EXHIBIT 10(08)

                                  AMENDMENT TO
                             MASTER LEASE AGREEMENT

        This amendment to the Master Lease Agreement by and among IGT, a Nevada corporation ("IGT"), Mountaineer Park, Inc., a West Virginia corporation, dba Mountaineer Park ("Lessee") and Winners Entertainment, Inc., a Delaware corporation, as Guarantor.

        Whereas, IGT and Lessee did enter into Master Lease Agreement, No 154920, dated on or about August 10, 1994, which had attached to it certain exhibits, inter alia, ones entitled "Lease Schedule 1" and "Lease Schedule 2";

        Whereas, Guarantor did execute a Guaranty dated August 10, 1994, securing the performance by the Lessee of the obligations of the Master Lease Agreement and, inter alia, the payments required by the Lease Schedules I and 2;

        Whereas, the parties have agreed to adopt an amended and consolidated Lease Schedule as part of the Master Lease Agreement;

        Whereas, the parties entered into a letter agreement dated June 22, 1995, regarding IGT technicians to service the equipment for a period of thirty
(30) days after completion of the installation;

        Whereas, the parties desire to extend the period for IGT technicians to continue such service;

        Now, therefore, in consideration of the mutual covenants contained herein as well as in the Master Lease Agreement the parties agree as follows:

        1. The recitals above are true and correct and are incorporated herein by reference.

        2. The Amendment to Lease Schedules I and 2 attached hereto as Exhibit "A" shall replace those applicable provisions of the Lease Schedules l and 2 attached to the Master Lease Agreement dated August 10, 1994, and all parties agree that they and the terms of it shall be governed by the Master Lease Agreement, and all supporting documents attached to it.

        3. Lessee agrees that IGT technicians shall have continuing access to Mountaineer Park to perform such service as Lessee shall request. However, this continuing service capability by IGT technicians shall in no event be construed as extending any IGT warranty required by the Master Lease Agreement, or otherwise. IGT technicians assigned to this function will obtain any permits required by West Virginia lottery authorities.


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                                    EXHIBIT A

    Amendment To Lease Schedules 1 and 2 To Master Lease Agreement No. 154920
                              Dated August 10, 1994

    1. The Periodic Rental Payments due pursuant to Schedule 1 dated August 10, 1994 and Schedule 2 dated April 27, 1995 to Master Lease Agreement No. 154920 dated August 10, 1994, are hereby consolidated and amended to be in the amounts shown below ("Consolidated Periodic Rental Payment").

                               Payment Due Dates:
                               ------------------
                              March and April, 1996
                            May through October, 1996
                      November, 1996 through January, 1999

Payments are due on the 15th day of each month.

                              Consolidated Periodic
                                 Rental Payment:
                                 ---------------
                                  $ 119,470.94
                                  $ 183,175.64
                                  $ 119,470.94

        2. In addition to the Consolidated Periodic Rental Payments shown above Lessee shall also remit interest at the rate of fifteen percent (15%) per annum on the past due Periodic Rental Payments that were previously due under Lease Schedules 1 and 2. Interest payments shall be in the amounts and due on the dates shown below:

                     Due Date               Interest Payment
                     --------               ----------------
                     3/15/96                    $ 4,777.85
                     4/15/96                    $ 4,777.85
                     5/15/96                    $ 4,777.85
                     6/15/96                    $ 3,981.54
                     7/15/96                    $ 3,185.24
                     8/15/96                    $ 2,388.93
                     9/15/96                    $ 1,592.62
                    10/15/96                    $   796.31

    4. All other provisions of the Master Lease Agreement and its exhibits or supporting documents that are not inconsistent with this Amendment are hereby ratified and confirmed.

Dated this 26th day of March, 1996.

IGT                                            MOUNTAINEER PARK, INC.

By:    /s/                                     By:  /s/ Edson R. Arneault
   -----------------------------                  ----------------------------
Its:  Credit Manager                           Its:  President

                                               WINNERS ENTERTAINMENT, INC.

                                               By:  /s/ Edson R. Arneault
                                                  ----------------------------
                                               Its:  President